Powering Growth, Delivering Value 1 Investor Meetings l June 2017 POWERING GROWTH DELIVERING VALUE

Powering Growth, Delivering Value 2 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballet initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

Powering Growth, Delivering Value 3 • Annual dividend growth target of 5%, subject to declaration at Board of Director’s discretion • Strong credit ratings and balance sheet • Rate base growth of 6-7% (2015-2019); investing in a portfolio that is cost-effective and sustainable in a variety of future state scenarios Financial Strength • Arizona’s long-term growth fundamentals remain largely intact, including population growth, job growth and economic development Leverage to Economic Growth • Best safety performance among peers and top quartile ratings in Power Quality and Reliability • APS operates the Palo Verde Nuclear Generating Station, the largest nuclear plant in the United States • Disciplined cost management Operational Excellence VALUE PROPOSITION • At the forefront of utilities studying and deploying advanced infrastructure to enable reliable and cost-efficient integration of emerging technologies into the grid and with customers Developing Technology to Modernize the Grid • Working with Arizona Corporation Commission and key stakeholders to modernize rates Proactively Addressing Rate Design We are executing on our financial and operational objectives … … while also advocating to ensure Pinnacle West and Arizona have a sustainable energy future

Powering Growth, Delivering Value 4 RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business $6.5 $8.3 $1.4 $1.8 2015 2016* 2017 2018 2019 APS Rate Base Growth Year-End ACC FERC Total Rate Base Projected Most Recent Rate Decisions ACC As Filed 6/1/2016 FERC Rate Effective Date 7/1/2017 6/1/2016 Test Year Ended 12/31/20151 12/31/2015 Rate Base $6.8B $1.4B Equity Layer 56% 56% Allowed ROE 10.5% 10.75% 1 Adjusted to include post test-year plant in service through 6/30/2017 83% 17% Generation & Distribution Transmission *2016 rate base pending update following FERC Form 1 filing Rate base $ in billions, rounded

Powering Growth, Delivering Value 5 $221 $223 $281 $217 $79 $237 $119 $8 $220 $197 $100 $41 $102 $4 $17 $16 $127 $207 $136 $152 $388 $398 $415 $491 $87 $71 $71 $84 2016 2017 2018 2019 APS CAPITAL EXPENDITURES Capital expenditures are funded primarily through internally generated cash flow ($ Millions) $1,224 $1,337 Other Distribution Transmission Renewable Generation Environmental(1) Traditional Generation Projected $1,139 New Gas Generation(2) • The table does not include capital expenditures related to 4CA’s 7% interest in the Four Corners Power Plant Units 4 and 5 of $30 million in 2016, $27 million in 2017, $15 million in 2018 and $6 million in 2019. • 2017 – 2019 as disclosed in First Quarter 2017 Form 10-Q. (1) Includes Selective Catalytic Reduction controls at Four Corners with in-service dates of Q4 2017 (Unit 5) and Q1 2018 (Unit 4) (2) Ocotillo Modernization Project: 2 units scheduled for completion in Q4 2018, 3 units scheduled for completion in Q1 2019 $1,009

Powering Growth, Delivering Value 6 RESOURCE PLANNING Over 1.3 gigawatts of new quick start, combustion turbine capacity needed by 2025 Composition of Energy Mix by Resource* 17% 11% 33% 18% 13% 8% 2032 Note: RE = Renewable Energy ; DE = Distributed Energy EE= Energy Efficiency *Data shown is based on the 2017 Integrated Resource Plan filed April 10, 2017. - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 2017 2019 2021 2023 2025 2027 2029 2031 Future Grid-Scale Generation Total Load Requirements MW Existing Owned Resources and Contracts 2017-2032 Supply / Demand Gap 25% 21% 26% 12% 13% 3% 2017 Gas Coal Nuclear RE + DE EE Short-Term Market Purchase

Powering Growth, Delivering Value 7 0 10,000 20,000 30,000 40,000 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Single Family Multifamily ECONOMIC INDICATORS Arizona and Metro Phoenix remain attractive places to live and do business Single Family & Multifamily Housing Permits Maricopa County Above-average job growth in financial services Maricopa County ranked #1 in U.S. for population growth in 2016 - U.S. Census Bureau March 2017 E Scottsdale ranked best place in the U.S. to find a new job in 2017; 4 other valley cities ranked in Top 20 - WalletHub January 2017 Housing construction on pace to have its best year since 2007 Vacancy rates in office and retail space have fallen to pre-recessionary levels 0% 5% 10% 15% 20% 25% '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Nonresidential Building Vacancy – Metro Phoenix Vacancy Rate Office Retail Industrial Q1

Powering Growth, Delivering Value 8 THE GRID IS EVOLVING – DRIVING NEW INVESTMENTS IN TECHNOLOGY Drivers for Change – Traditional grid built for one-way flow – Technology advancements (storage, home energy management) – Changing customer needs and demands – Proliferation of distributed solar energy, which does not align with peak The Modern Grid – New technologies to enable two-way flow – Proactive vs. reactive operations and maintenance – Modern rate structure – New ways to interact with customer – Mobility for our field personnel – Smarter, more flexible real- time system operations – Support consumer products and services – Addresses cybersecurity APS Laying Foundation for the Future – Solar R&D initiatives • Solar Partner Program • Solar Innovation Study – Smart meters fully deployed – Investing in peaking capacity upgrades (Ocotillo) – Evaluating storage/customer-cited technology • Battery pilot investments • Microgrids – Software upgrades for distribution operations and customer service – Ensuring our people have the relevant skill sets • Grid stability, power quality and reliability remain the core of a sustainable electrical system • APS is at the forefront of utilities designing and planning for the next generation electric grid • New technology advances and changing customer needs are transforming the way we use the grid

Powering Growth, Delivering Value 9 DISTRIBUTION GRID INVESTMENTS Modernizing the distribution grid with advanced technology investments – resulting in improved reliability for customers and more efficient operations Grid Operations & Investment $1.3 Billion over next 3 years Customer Facing Technology Utility-Scale Technology Rooftop Solar Home Energy Management Electric Vehicles Integrated Volt/VAR Control (IVVC) Smart Meters Advanced Distribution Management System Strategic Fiber Supervisory Controlled Switches Substation Health Monitoring Microgrids Battery Storage

Powering Growth, Delivering Value 10 APS RATE CASE Procedural Schedule File Settlement Agreement Direct Testimony in Support of/in Opposition to the Settlement Agreement (All Parties) Rebuttal Testimony in Support of/in Opposition to the Settlement Agreement (All Parties) Hearing Commencement Date Initial Briefs Reply Briefs March 27, 2017 April 3, 2017 April 17, 2017 April 24, 2017 May 17, 2017 June 1, 2017 • Filed June 1, 2016 • Docket Number: E-01345A-16-0036 • Additional details, including filing, can be found at http://www.azenergyfuture.com/rate-review/

Powering Growth, Delivering Value 11 2017 PROPOSED RATE CASE SETTLEMENT Key Financial Proposals – Base Rate Changes Annualized Base Rate Revenue Changes ($ millions) Non-fuel, Non-depreciation Base Rate Increase $ 87.2 Decrease fuel and Purchased Power over Base Rates (53.6) Increase due to Changes in Depreciation Schedules 61.0 Total Base Rate Increase $ 94.6 Key Financial Assumptions Allowed Return on Equity 10.0% Capital Structure Long-term debt 44.2% Common equity 55.8% Base Fuel Rate (¢/kWh) 3.0168 Post-test year plant period 12 months

Powering Growth, Delivering Value 12 2017 PROPOSED RATE CASE SETTLEMENT Key Proposals – Revenue Requirement Four Corners • Cost deferral order from in-service dates to incorporation of SCRs in rates using a step-increase no later than January 1, 2019 Ocotillo Modernization Project • Cost deferral order from in-service dates to effective date in next rate case Power Supply Adjustor (PSA) • Modified to include certain environmental chemical costs and third-party battery storage Property Tax Deferral • Defer for future recovery the Arizona property tax expense above or below the test year rate Key Proposals – Rate Design Lost Fixed Cost Recovery (LFCR) • Modified to be applied as a capacity (demand) charge per kW for customer with a demand rate and as a kWh charge for customers with a two-part rate without demand Environmental Improvement Surcharge (EIS) • Increase cumulative per kWh cap rate from $0.00016 to a new rate of $0.00050 and include a balancing account Time-of-Use Rates (TOU) • Modified on-peak period for residential, and extra small through large general service of 3:00 pm – 8:00 pm weekdays • After May 1, 2018, a new TOU rate will be the standard rate for all new customers (except small use) Distributed Generation • New DG customers eligible for TOU rate with Grid Access Charge or Demand rates • Resource Comparison Proxy (RCP) for exported energy of $0.129/kWh in year one AZ Sun II • Proposed new program for utility-owned solar distributed generation, recoverable through the Renewable Energy Adjustment Clause (RES), to be no less than $10 million per year, and not more than $15 million per year Other Considerations Rate Case Moratorium • No new general rate case application before June 1, 2019 (3-year stay-out) Self-Build Moratorium • APS will not pursue any new self-build generation (with exceptions) having an in-service date prior to January 1, 2022 (extended to December 31, 2027 for combined-cycle generating units) unless expressly authorized by the ACC

Powering Growth, Delivering Value 13 APPENDIX

Powering Growth, Delivering Value 14 LEADERSHIP TEAM Our top executives have more than 100 combined years of creating shareholder value in the energy industry Don Brandt Chairman & Chief Executive Officer Mark Schiavoni EVP & Chief Operating Officer Bob Bement EVP & Chief Nuclear Officer Jim Hatfield EVP & Chief Financial Officer Jeff Guldner EVP Public Policy & General Counsel

FINANCIAL OUTLOOK

Key Factors & Assumptions as of May 2, 2017

Gross Margin – Customer Growth and Weather (2017-2019)

Assumption	Impact
Retail customer growth	• Projected to average in the range of about 2-3% • Modestly improving Arizona and U.S. economic conditions
Weather-normalized retail electricity sales volume growth	• About 0.5-1.5% after customer conservation and energy efficiency and distributed renewable generation initiatives

Gross Margin – Related to 2012 Retail Rate Settlement

Assumption	Impact
AZ Sun Program	• Additions to flow through RES until next base rate case • First 50 MW of AZ Sun is recovered through base rates
Lost Fixed Cost Recovery (LFCR)	• Offsets 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives
Environmental Improvement Surcharge (EIS)	• Assumed to recover up to $5 million annually of carrying costs for government-mandated environmental capital expenditures
Power Supply Adjustor (PSA)	• 100% recovery as of July 1, 2012
Transmission Cost Adjustor (TCA)	• TCA is filed each May and automatically goes into rates effective June 1 • Beginning July 1, 2012 following conclusion of the regulatory settlement, transmission revenue is accrued each month as it is earned.
Four Corners Acquisition	• Four Corners rate increase effective January 1, 2015

Potential Property Tax Deferrals (2012 retail rate settlement): Assume 60% of property tax increases relate to tax rates, therefore, will be eligible for deferrals (Deferral rates: 50% in 2013; 75% in 2014 and thereafter)

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Powering Growth, Delivering Value 16 OPERATIONS & MAINTENANCE Goal is to keep O&M per kWh flat, adjusted for planned outages $754 $761 $788 $805 $772 $828 $150 $124 $137 $103 $96 $83 2011 2012 2013 2014 2015 2016 PNW Consolidated RES/DSM* *Renewable energy and demand side management expenses are offset by adjustment mechanisms. ($ Millions)

Powering Growth, Delivering Value 17 DIVIDEND GROWTH Pinnacle West’s indicated annual dividend is $2.62 per share; targeting ~5% annual dividend growth $2.10 $2.18 $2.27 $2.38 $2.50 $2.62 2011 2012 2013 2014 2015 2016 2017 2018 Dividend Growth Goal Indicated Annual Dividend Rate at Year-End Projected Future dividends subject to declaration at Board of Directors’ discretion.

Powering Growth, Delivering Value 18 Credit Ratings • A- or equivalent ratings or better at S&P, Moody’s and Fitch 2017 Major Financing Activities • $250 million re-opening in March of APS’s outstanding 4.35% senior unsecured notes due November 2045 • Currently expect up to $600 million of long-term debt issuance from two transactions, one at PNW (including refinancing of its $125 million term loan) and one at APS We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. BALANCE SHEET STRENGTH $50 $600 $250 $125 $- $100 $200 $300 $400 $500 $600 2017 2018 2019 2020 APS PNW ($Millions) Debt Maturity Schedule

Powering Growth, Delivering Value 19 2011 2012 2013 2014 2015 2016 APS FFO / Debt 23.6% 27.7% 31.5% 27.5% 29.7% 26.5% FFO / Interest 4.2x 4.8x 5.6X 5.5x 5.8x 5.0x Debt / Capitalization 52.9% 50.7% 47.7% 45.3% 45.8% 47.8% Pinnacle West FFO / Debt 23.0% 26.7% 29.8% 26.5% 28.9% 25.1% FFO / Interest 3.8x 4.4x 4.9X 5.2x 5.6x 4.9x Debt / Capitalization 54.4% 52.1% 49.1% 46.7% 47.0% 49.1% CREDIT RATINGS AND METRICS Key credit metrics remain strong Source: Standard & Poor’s APS Parent Corporate Credit Ratings Moody’s A2 A3 S&P A- A- Fitch A- A- Senior Unsecured Moody’s A2 - S&P A- - Fitch A - Note: Moody’s, S&P, and Fitch all rate Outlook for APS and Parent as “Stable” We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds.

Powering Growth, Delivering Value 20 Terms to January 2019 Other State Officials ARIZONA CORPORATION COMMISSION * Term limited - elected to four-year terms (limited to two consecutive) Tom Forese (R) Chairman Doug Little (R) ACC Executive Director – Ted Vogt RUCO Director – David Tenney Terms to January 2020 Bob Burns (R)* Andy Tobin (R) Boyd Dunn (R)

2017 KEY DATES

ACC Key Dates / Docket #	Q1	Q2	Q3	Q4
Key Recurring Regulatory Filings				
Lost Fixed Cost Recovery **E-01345A-11-0224**	Jan 15			
Transmission Cost Adjustor **E-01345A-11-0224**		May 15		
2018 DSM/EE Implementation Plan		Jun 1		
2018 RES Implementation Plan for Reset of Renewable Energy Adjustor			Jul 1	
APS Rate Case E-01345A-16-0036	-------------- *See Slide 10* --------------			
Resource Planning and Procurement E-00000V-15-0094		April 10: Final 2017 IRP		Oct 1: Staff Report Due
Reducing System Peak Demand Costs E-00000J-16-0257	-------------- *TBD* --------------			
Review, Modernization and Expansion of Arizona Renewable Energy Standards E-00000Q-16-0289	-------------- *TBD* --------------			
Investigation Concerning the Future of the Navajo Generating Station E-00000C-17-0039	-------------- *TBD* --------------			
ACC Open Meetings	*ACC Open Meetings Held Monthly*			

Other Key Dates	Q1	Q2	Q3	Q4
Arizona State Legislature	In session Jan 9 – May 10 (Adjourned)			

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APS TRANSMISSION

Strategic transmission investment is essential to maintain reliability and deliver diversified resources to customers



NAVAJO
FOUR CORNERS
2017
Flagstaff
2 circuits
CHOLLA
CORONADO
BAGDAD
TBD
MORGAN
SUN VALLEY
2018
DELANEY
WEST WING
PINNACLE PEAK
MAZATZAL
2018
LIBERTY
Phoenix
OCOTILLO
2018
RUDD
KYRENE
KNOX
PALO VERDE-HASSAYAMPA
REDHAWK
JOJOBA
SUNDANCE
DESERT BASIN
TBD
N.GILA
YUCCA
SAGUARO
Tucson
Legend
Planned lines
Existing lines
Solar potential area
Wind potential area

- 10-Year Transmission Plan filed January 2017 (115 kV and above)
  - 52 miles of new lines
  - 5 bulk transformer additions
- Also includes:
  - Sun Valley-Morgan 500kV (2018)
  - North Gila-Orchard 230kV (2021)
- 2 of 3 Projects to deliver renewable energy approved by ACC have been completed
- Transmission investment diversifies regulatory risk
  - Constructive regulatory treatment
  - FERC formula rates and retail adjustor

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Powering Growth, Delivering Value 23 249 357 339 442 610 710 641 783 871 939 523 836 484 680 832 715 1,157 1,158 1,349 1,141 1,002 1,189 1,077 1,168 1,154 760 1,267 1,003 1,291 1,415 1,372 2,047 1,642 1,481 1,340 1,486 1,483 1,620 2,110 2,306 0 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 2,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2014 Applications 2015 Applications 2016 Applications 2017 Applications * Monthly data equals applications received minus cancelled applications. As of April 30, 2017, more than 58,000 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling more than 445 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. RESIDENTIAL PV APPLICATIONS* 10 18 22 44 51 57 74 133 45 2009 2011 2013 2015 2017 Residential DG (MWdc) Annual Additions YTD

Powering Growth, Delivering Value 24 RENEWABLE RESOURCES APS is a leader in solar Aragonne Mesa Wind 90 MW Snowflake Biomass 14 MW Glendale Landfill Biogas 2.8 MW Salton Sea Geothermal 10 MW • Solar* 1,156 MW • Wind 289 MW • Biomass 14 MW • Geothermal 10 MW • Biogas 6 MW APS currently has 1,475 MW of renewable resources: Owned solar includes 170 MW AZ Sun Program, 4 MW of other APS owned utility scale solar and 40 MW Red Rock Solar Plant; Distributed Generation (DG) includes 25 MW of APS owned. PPA is primarily 250 MW Solana Concentrated Solar Facility. PPA 310 MW DG 632 MW Owned 214 MW * As of First Quarter 2017 Form 10-Q – with additional 45 MW under development APS Solar Portfolio* Yuma Foothills Solar 35 MW

ENVIRONMENTAL PLAN

Regional Haze compliance is the biggest driver of environmental spend over the next few years

	Regional Haze / BART (SCR)	Mercury and Other Hazardous Air Pollutants (ACI + Baghouse)	Coal Combustion Residuals
EPA Ruling	Announced in 1999, with site-specific requirements announced more recently	MATS compliance by April 2015, with potential for one-year extension	Announced on December 19, 2014 (Subtitle D)
Four Corners Units 4 & 5	Approximately $400M for SCRs in 2016-2018 (does not include CAPEX related to 4CA 7% interest)	$0	APS estimates its share of incremental costs to comply with the CCR rule for Four Corners is approximately $15 million, and its share of incremental costs for Cholla is in the range of $5 million to $40 million. APS expects to incur certain of these costs during 2016-2018 timeframe.
Cholla Units 1-3	On April 26, 2017, APS's BART Reassessment for Cholla took effect, which avoids the need for additional pollution controls. This BART compliance approach required the closure of Unit 2 by April 2016 and the cessation of coal-burning for Units 1 and 3 by April 2025.[1]	$8M	
Navajo Units 1-3[2]	Up to ~$200M for SCRs and baghouses; on March 20, 2017, the Ninth Circuit Court of Appeals denied petitions for review challenging this better-than-BART compliance alternative	Approximately $1M	Approximately $1M

[1] Because the parties opposed to this BART compliance approach did not file petitions for review as to the EPA's final rule, the Cholla BART Reassessment is now effectively final without risk of further judicial intervention.

[2] On February 13, 2017, the co-owners of the Navajo Plant voted not to pursue continued operation beyond December 2019, the expiration of the current lease term.

Note: Dollars shown at ownership. Estimates as of March 31, 2017.

- Cholla: Unit 1 is not BART-eligible; Unit 2 retired on October 1, 2015; Unit 4 is owned by PacifiCorp.
- SO_2 NAAQS and greenhouse gas-related costs will be determined based upon EPA rule makings, with no spend occurring before 2016.
- ACI = Activated Carbon Injection; NAAQS = National Ambient Air Quality Standard; SCR = Selective Catalytic Reduction control technology

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COAL FLEET STRATEGY

APS's proactive approach to reducing emissions leads to coal's expected share of the energy mix being reduced to 11% (970 MW)



Percent of Portfolio MWh
25%
21%
26%
12%
13%
3%
17%
11%
33%
18%
13%
8%
2017
2032
Nuclear
Coal
Gas
RE + DE
EE
Short-Term Market Purchase

Emissions

- 820 MW of coal has been retired including 560 MW at Four Corners Units 1-3 in 2013 and 260 MW at Cholla Unit 2 as of October 1, 2015.
- **Four Corners:** The 2013 transaction to purchase Southern California Edison's ownership in Units 4 and 5 led to the closure of units 1, 2 & 3. We are currently installing $400 million in pollution control equipment on Units 4 and 5 that is designed to reduce NOx emissions from those units up to 90%. When the new pollution control equipment comes on line in 2018, the total NOx emissions from all APS power plants will be 83% lower than our total NOx emissions were in 2012.
- **Cholla Power Plant**: Closure of Unit 2 as of October 1, 2015 will reduce mercury emissions by 51%, particulates by 34%, NOx by 32%, and CO2 and SO2 by 23% each. We also announced plans to work with the U.S. EPA to stop burning coal at our remaining Cholla units by the mid-2025.
- **Navajo Generating Station:** On February 13, 2017, the co-owners voted not to pursue continued operation of the plant beyond December 2019, the expiration of the current lease term (*2032 includes NGS generation*).

Note: RE = Renewable Energy; DE = Distributed Energy; EE = Energy Efficiency
Data shown is based on the 2017 Integrated Resource Plan filed April 10, 2017.

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Powering Growth, Delivering Value 27 WATER STRATEGY APS, and Palo Verde in particular, has provided national and international leadership on the use of reclaimed water for power generation 74% 13% 13% Reclaimed Water Groundwater Surface Water APS 2016 Fleet Water Use By Source Type Vision: APS continues to strive for sustainable and cost-effective water supplies for energy production for APS customers. Mission: To execute a strategic water resource management program that provides APS timely and reliable information to manage our water resources portfolio efficiently and effectively, and helps ensure long-term water supplies and water contingency plans for each of our facilities, even in times of extended drought. • Each APS power plant has a unique water strategy, developed to promote efficient and sustainable use of water. In 2016, we reduced groundwater use by 28% compared to 2014 usage, far surpassing our goal of 8%. Water Usage and Intensity: Over the next 10 years, our goal is to reduce water intensity company-wide by 20% compared to a 2014 baseline. Our current initiatives include: • Reducing consumption of non-renewable water resources by 10% in 2017 over 2014 baseline, and • Reducing consumption of non-renewable water resources by 12% in 2018 over 2014 baseline. Palo Verde Nuclear Generating Station: The only nuclear power plant in the world that is not located next to a large body of water. Instead, it uses treated effluent, or wastewater, from several area municipalities, recycling approximately 20 billion gallons of wastewater each year Ocotillo Modernization Project: State-of-the-art hybrid cooling technology for new units being constructed will decrease water use from 900 gallons per MWh to 140 per gallon, a reduction of more than 80%.

GENERATION PORTFOLIO*

	Plant	Location	No. of Units	Dispatch	COD	Ownership Interest[1]	Net Capacity (MW)
NUCLEAR 1,146 MW	Palo Verde	Wintersburg, AZ	3	Base	1986-1989	29.1%	1,146
COAL 1,672 MW	Cholla	Joseph City, AZ	2	Base	1962-1980	100	387
	Four Corners	Farmington, NM	2	Base	1969-1970	63	970
	Navajo	Page, AZ	3	Base	1974-1976	14	315
GAS - COMBINED CYCLE 1,871 MW	Redhawk	Arlington, AZ	2	Intermediate	2002	100	984
	West Phoenix	Phoenix, AZ	5	Intermediate	1976-2003	100	887
GAS - STEAM TURBINE 220 MW	Ocotillo	Tempe, AZ	2	Peaking	1960	100	220
GAS / OIL COMBUSTION TURBINE 1,088 MW	Sundance	Casa Grande, AZ	10	Peaking	2002	100	420
	Yucca	Yuma, AZ	6	Peaking	1971-2008	100	243
	Saguaro	Red Rock, AZ	3	Peaking	1972-2002	100	189
	West Phoenix	Phoenix, AZ	2	Peaking	1972-1973	100	110
	Ocotillo	Tempe, AZ	2	Peaking	1972-1973	100	110
	Douglas	Douglas, AZ	1	Peaking	1972	100	16
SOLAR 239 MW	Hyder & Hyder II	Hyder, AZ	-	As Available	2011-2013	100	30
	Paloma	Gila Bend, AZ	-	As Available	2011	100	17
	Cotton Center	Gila Bend, AZ	-	As Available	2011	100	17
	Chino Valley	Chino Valley, AZ	-	As Available	2012	100	19
	Foothills	Yuma, AZ	-	As Available	2013	100	35
	Distributed Energy	Multiple AZ Facilities	-	As Available	Various	100	25
	Gila Bend	Gila Bend, AZ	-	As Available	2015	100	32
	Luke Air Force Base	Glendale, AZ	-	As Available	2015	100	10
	Desert Star	Buckeye, AZ	-	As Available	2015	100	10
	Red Rock	Red Rock, AZ	-	As Available	2016	100	40
	Various	Multiple AZ Facilities	-	As Available	1996-2006	100	4
	Total Generation Capacity						6,236 MW

* As disclosed in 2016 Form 10-K.   [1] Includes leased generation plants

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PURCHASED POWER CONTRACTS*

	Contract	Location	Owner/Developer	Status[1]	PPA Signed	COD	Term (Years)	Net Capacity (MW)
SOLAR 310 MW	Solana	Gila Bend, AZ	Abengoa	IO	Feb-2008	2013	30	250
	RE Ajo	Ajo, AZ	Duke Energy Gen Svcs	IO	Jan-2010	2011	25	5
	Sun E AZ 1	Prescott, AZ	SunEdison	IO	Feb-2010	2011	30	10
	Saddle Mountain	Tonopah, AZ	SunEdison	IO	Jan - 2011	2012	30	15
	Badger	Tonopah, AZ	PSEG	IO	Jan-2012	2013	30	15
	Gillespie	Maricopa County, AZ	Recurrent Energy	IO	Jan-2012	2013	30	15
WIND 289 MW	Aragonne Mesa	Santa Rosa, NM	Ingifen Asset Mgmt	IO	Dec-2005	2006	20	90
	High Lonesome	Mountainair, NM	Foresight / EME	IO	Feb-2008	2009	30	100
	Perrin Ranch Wind	Williams, AZ	NextEra Energy	IO	Jul-2010	2012	25	99
GEOTHERMAL 10 MW	Salton Sea	Imperial County, CA	Cal Energy	IO	Jan-2006	2006	23	10
BIOMASS 14 MW	Snowflake	Snowflake, AZ	Novo Power	IO	Sep-2005	2008	15	14
BIOGAS 6 MW	Glendale Landfill	Glendale, AZ	Glendale Energy LLC	IO	Jul-2008	2010	20	3
	NW Regional Landfill	Surprise, AZ	Waste Management	IO	Dec-2010	2012	20	3
INTER-UTILITY 540 MW	PacifiCorp Seasonal Power Exchange	-	PacifiCorp	IO	Sep-1990	1991	30	480
	Not Disclosed	Not Disclosed	Not Disclosed	IO	May-2009	2010	10	60
CONVENTIONAL TOLLING 1,639 MW	CC Tolling	Not Disclosed	Not Disclosed	IO	Mar-2006	2007	10	514
	CC Tolling	Not Disclosed	Not Disclosed	IO	Aug-2007	2010	10	560
	CC Tolling	Arlington, AZ	Arlington Valley	IO	Dec-2016	2020	6	565
DEMAND RESPONSE 25 MW	Demand Response	Not Disclosed	Not Disclosed	IO	Sep-2008	2010	15	25
	Total Contracted Capacity							**2,833 MW**

* As disclosed in 2016 Form 10-K.

[1] UD = Under Development; UC = Under Construction; IO = In Operation

29 Powering Growth, Delivering Value

PINNACLE WEST CAPITAL CORPORATION

Powering Growth, Delivering Value 30 INVESTOR RELATIONS CONTACTS Paul J. Mountain, CFA General Manager, Investor Relations & Audit Services (602) 250-4952 paul.mountain@pinnaclewest.com Stefanie Layton Director, Investor Relations (602) 250-4541 stefanie.layton@pinnaclewest.com Chalese Haraldsen (602) 250-5643 chalese.haraldsen@pinnaclewest.com Pinnacle West Capital Corporation P.O. Box 53999, Mail Station 9998 Phoenix, Arizona 85072-3999 Visit us online at: www.pinnaclewest.com